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                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 5, 1999


                         HEFTEL BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                       0-24516               99-0113417
  (State or other jurisdiction    (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

3102 Oak Lawn Avenue, Suite 215
          Dallas, Texas                                            75219
      (Address of principal                                      (Zip Code)
       executive offices)

      Registrant's telephone number, including area code:  (214) 525-7700


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On April 5, 1999, Heftel Broadcasting Corporation (the "Company") acquired the assets of KHOT(FM) serving the Phoenix market for $18.3 million from New Century Arizona, LLC and New Century Arizona License Partnership.

          The assets acquired consist of items of broadcasting and technical equipment utilized in the transmission of radio signals, Federal Communications Commission licenses and other items of personal property associated with the operations of the broadcast facility.

          The Company used cash generated from operating activities to fund this acquisition.

          The assets acquired by the Company were utilized by New Century Arizona, LLC and New Century Arizona License Partnership for the purpose of radio broadcasting. The Company intends to continue such use.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          EXHIBIT 10.1 Asset Purchase Agreement, dated January 27, 1999, by and between New Century Arizona, LLC and New Century Arizona License Partnership and Heftel Broadcasting Corporation (incorporated by reference to Exhibit 10.24 to the Registrant's Form 10-K filed on March 31, 1999).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Heftel Broadcasting Corporation

                                       ----------------------------------------
                                                     (Registrant)

                                       By: /s/ Jeffrey T. Hinson
                                           ------------------------------------
                                       Name:   Jeffrey T. Hinson
                                       Title:  Chief Financial Officer


Dated: April 20, 1999

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
                               INDEX TO EXHIBITS

Exhibit No.                       Description
-----------                       -----------
   10.1 Asset Purchase Agreement, dated January 27, 1999, by and between New Century Arizona, LLC and New Century Arizona License Partnership and Heftel Broadcasting Corporation (incorporated by reference to Exhibit 10.24 to the Registrant's Form 10-K filed on March 31, 1999).
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